UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant  |X|

Filed by a Party other than the Registrant  |_|

Check the appropriate box:

|_|  Preliminary Proxy Statement                 |_|  Confidential, for Use of the Commission Only
                                                      (as permitted by Rule 14a-6(e)(2))
|X|  Definitive Proxy Statement

|_|  Definitive Additional Materials

|_|  Soliciting Material Pursuant to ss.240.14a-12

                                   LION, INC.
--------------------------------------------------------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
--------------------------------------------------------------------------------
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

|X| No fee required.

|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1)  Title of each class of securities to which transaction applies:

    (2)  Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    (4)  Proposed maximum aggregate value of transaction:

    (5)  Total fee paid:

|_| Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


    (1)  Amount Previously Paid:

    (2)  Form, Schedule or Registration Statement No.:

    (3)  Filing Party:

    (4)  Date Filed:

                                  LION, INC.
                               4700 - 42ND AVE. SW
                                    SUITE 430
                                SEATTLE, WA 98116
                                 (206) 577-1440



                     NOTICE OF ANNUAL MEETING OF SHAREOWNERS


                       TO BE HELD WEDNESDAY, JUNE 30, 2004

                          ---------------------------

         We will hold the annual meeting of shareowners of Lion, Inc., a Washington corporation (the "Company"), at the Hyatt Regency Bellevue, 900 Bellevue Way NE, Bellevue, Washington, on Wednesday, June 30, 2004, beginning at 10:00 a.m. local time, for the following purposes:

         1. To elect seven (7) directors to serve until the next annual meeting of shareowners or until their successors have been elected and qualified;

         2. To transact such other business as may properly come before the meeting or any adjournment or postponement of the meeting.

         Shareowners of record at the close of business on May 5, 2004, are entitled to notice of and to vote at the meeting or any postponement or adjournment.



                                           Steve Thomson
                                           Chief Financial Officer and Secretary

Seattle, Washington
May 12, 2004






         YOU CAN VOTE IN ONE OF THREE WAYS:

         (1) Use the toll-free telephone number on your proxy card to vote by phone;

         (2) Visit the website noted on your proxy card to vote via the Internet; or

         (3) Sign, date and return your proxy card in the enclosed envelope to vote by mail.

                          [GRAPHIC OMITTED] LION, INC.




                                  May 12, 2004


To Our Shareowners:

         You are cordially invited to attend our Company's annual meeting of shareowners which will be held at the Hyatt Regency Bellevue, 900 Bellevue Way NE, Bellevue, Washington, on Wednesday, June 30, 2004, beginning at 10:00 a.m. local time.

         The election of directors is the only item of business which will be acted upon at this year's annual meeting. The proxy statement is designed to answer your questions and provide you with important information regarding our Board of Directors and senior management. Enclosed with this proxy statement is our 2003 annual report.

         Whether you own a few or many shares of stock and whether or not you plan to attend, it is important that your shares be voted on matters that come before the annual meeting. Registered and many broker-managed shareowners can vote their shares by using a toll-free telephone number or the Internet. Instructions for using these convenient services are provided on the proxy card. Alternatively, you may still vote your shares by marking your votes on the proxy card, signing and dating it and mailing it in the envelope provided. If you sign and return your proxy card without specifying your choices, it will be understood that you wish to have your shares voted in accordance with the directors' recommendations.

         During the annual meeting, management will report on operations and other matters affecting the Company and will respond to shareowners' questions. On behalf of the Board of Directors, we would like to express our appreciation for your continued interest in the affairs of the Company.

         I look forward to seeing you at the meeting.

                                                  Sincerely,

                                                  Randall D. Miles
                                                  Chairman of the Board
                                                  Chief Executive Officer

                                 PROXY STATEMENT

                              --------------------

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

Information About the Meeting and Voting ..................................    1

Information About our Board ...............................................    5

    Election of Directors (Proposal 1 on Proxy Card) ......................    5

    The Board's Committees ................................................    7

    Compensation of Directors .............................................   10

Security Ownership of Certain Beneficial Owners and Management ............   11

Executive Compensation ....................................................   12

Certain Relationships and Related Transactions ............................   15

Section 16(a) Beneficial Ownership Reporting Compliance ...................   16

Auditor Fees ..............................................................   16

Other Matters to Come Before the Annual Meeting ...........................   17

Report of Audit Committee .................................................   17

                    INFORMATION ABOUT THE MEETING AND VOTING

WHEN WERE PROXY MATERIALS MAILED?

         This Proxy Statement and proxy card were first mailed on or about May 12, 2004, to owners of voting shares of LION, Inc. in connection with the solicitation of proxies by the LION Board of Directors (the Board) for the 2004 Annual Meeting of Shareowners in Bellevue, Washington. Proxies are solicited to give all shareowners of record at the close of business on May 5, 2004, an opportunity to vote on matters that come before the annual meeting. This procedure is necessary because shareowners live in all U.S. states and abroad and most will not be able to attend.

WHAT AM I VOTING ON?

         The Board is soliciting your vote for:

         o the election of seven (7) directors

         o action on such other business as may properly come before the meeting or any adjournment or postponement of the meeting.

WHO IS ENTITLED TO VOTE?

         Shareowners of record at the close of business on the Record Date, May 5, 2004 (the "Record Date"), are entitled to vote on matters that come before the meeting. Shares can be voted only if the shareowner is present in person or is represented by proxy.

HOW MANY VOTES DO I HAVE?

         Each share of LION common stock that you own as of the Record Date entitles you to one vote. On May 5, 2004, there were 33,760,228 outstanding shares of LION common stock.

HOW DO I VOTE?

         All shareowners may vote by mail. Registered shareowners (who own their shares in their own name) and most beneficial shareowners (who own shares through a bank or broker) also may vote by telephone or the Internet. If one of these options is available to you, we strongly encourage you to use it because it is faster and less costly. Registered shareowners can vote by telephone by calling 1-877-779-8683 or on the Internet at http://www.eproxyvote.com/linn. Please have your proxy card in hand when calling or going online. To vote by mail, please sign, date and mail your proxy card in the envelope provided.

         If you own your shares through a bank or broker, you should follow the separate instructions they provide you. Although most banks and brokers now offer telephone and Internet voting, availability and specific processes will depend on their voting arrangements. If you do not instruct your broker or bank how to vote, your broker or bank will vote your shares if it has discretionary power to vote on a particular matter.

         If you attend the annual meeting in person, you may request a ballot when you arrive. If your shares are held in the name of your bank, broker, or other nominee, you need to bring an account statement or letter from the nominee indicating that you were the beneficial owner of the shares on May 5, 2004, the Record Date for voting.

WHAT IF I RETURN MY PROXY BUT DO NOT MARK IT TO SHOW HOW I AM VOTING?

         If your proxy card is signed and returned without specifying your choices, the shares will be voted as recommended by the Board.

WHAT IF OTHER ITEMS COME UP AT THE ANNUAL MEETING AND I AM NOT THERE TO VOTE?

         When you return a signed and dated proxy card or provide your voting instructions by telephone or the Internet, you give the proxy holders (the members of which are listed on your proxy card) the discretionary authority to vote on your behalf on any other matter that is properly brought before the annual meeting. This discretionary authority is limited by SEC rules to certain specified matters, such as matters incident to the conduct of the meeting and voting for alternative candidates if for any unforeseen reason any of our nominees is not available to serve as a director.

CAN I CHANGE MY VOTE?

      You can change your vote by revoking your proxy at any time before it is exercised in one of four ways:

         o notify the LION Corporate Secretary in writing before the annual meeting that you are revoking your proxy;

         o   submit another proxy with a later date;

         o   vote again by telephone or the Internet; or

         o   vote in person at the annual meeting.

         Attendance at the annual meeting will not cause your previously granted proxy to be revoked unless you specifically request this.

WHAT DOES IT MEAN IF I GET MORE THAN ONE PROXY CARD?

         Your shares are likely registered differently or are in more than one account. You should vote each of your accounts by telephone, the Internet, or mail. If you mail your proxy cards, please sign, date, and return each proxy card to guarantee that all of your shares are voted. If you wish to combine your shareowner accounts in the future, you should contact our transfer agent, Equiserve, Shareholder Services, P.O. Box 43069, Providence, RI 02940-3069, telephone 1-800-756-8200, or by email at http://www.equiserve.com. If you mail by private courier such as Federal Express, send to Equiserve, Shareholder Services, 66 Brooks Drive, Braintree, MA 02184. Combining accounts reduces excess printing and mailing costs, resulting in savings for the Company which benefits you as a shareowner.

WHY DID I RECEIVE ONLY ONE SET OF PROXY MATERIALS ALTHOUGH THERE ARE MULTIPLE SHAREOWNERS AT MY ADDRESS?

         In accordance with a notice sent to eligible shareowners who share a single address, we are sending only one set of proxy materials to that address unless we receive instructions to the contrary from any shareowner at that address. This practice, known as householding, is used to reduce our printing and postage costs. If a shareowner of record residing at such an address wishes to receive a separate set of proxy materials in the future, he or she may contact our transfer agent Equiserve, Shareholder Services, P.O. Box 43069, Providence, RI 02940-3069, telephone 1-800-756-8200, or by email at
http://www.equiserve.com. If you mail by private courier such as Federal Express, send to Equiserve, Shareholder Services, 66 Brooks Drive, Braintree, MA 02184. If you are a shareowner of record who receives multiple copies of our proxy materials, you can request householding by contacting us in the same manner. If you own shares through a bank, broker, or other nominee, you can request householding by contacting the nominee.

WHAT CONSTITUTES A QUORUM?

         The presence of the owners of 40 percent of the shares entitled to vote at the annual meeting constitutes a quorum. Presence may be in person or by proxy. You will be considered part of the quorum if you return a signed and dated proxy card, if you vote by telephone or the Internet, or if you vote at the annual meeting.

         Abstentions and broker "non-votes" are counted as present and entitled to vote for determining a quorum. A broker "non-vote" occurs when a bank or broker holding shares for a beneficial shareowner does not vote on a particular proposal because the bank or broker does not have discretionary voting power with respect to the item and has not received voting instructions from the beneficial shareowner.

WHAT IS REQUIRED TO APPROVE EACH PROPOSAL?

         If a broker indicates on its proxy that it does not have discretionary authority to vote on a particular matter, the affected shares will be treated as not present and not entitled to vote with respect to that matter, even though the same shares may be considered present for quorum purposes and may be entitled to vote on other matters.

         ELECTION OF DIRECTORS: The seven nominees who receive the most votes will be elected. Any shares not voted (whether by abstention, broker non-vote, or otherwise) have no impact on the vote.

         OTHER MATTERS: Approval of any unscheduled matter, such as a matter incident to the conduct of the meeting, would require the affirmative vote of a majority of the votes cast. Any shares not voted (whether by abstention, broker non-vote, or otherwise) have no impact on the vote.

WHAT ARE THE BOARD'S RECOMMENDATIONS ON THE PROPOSALS?

         The Board recommends a vote FOR Proposals 1 and 2.

HOW DO I ACCESS PROXY MATERIALS ON THE INTERNET?

         Shareowners can access LION's Notice of Annual Meeting and Proxy Statement and Annual Report on the Internet on the LION Investor Relations Website at WWW.LIONCORP.NET.

HOW CAN I ATTEND THE ANNUAL MEETING?

         You are invited to attend the annual meeting only if you were a LION shareowner or joint holder as of the close of business on May 5, 2004 or if you hold a valid proxy for the annual meeting. In addition, if you are a registered shareowner (owning shares in your own name), your name will be verified against the list of registered shareowners on the Record Date prior to your being admitted to the annual meeting. If you are not a registered shareowner but hold shares through a broker or nominee (in street name), you should provide proof of beneficial ownership on the Record Date, such as a recent account statement or a copy of the voting instruction card provided by your broker or nominee. The meeting will begin at 10:00 a.m. local time. Check-in will begin at 9:30 a.m. local time, and you should allow ample time for check-in procedures.

HOW WILL WE SOLICIT PROXIES AND WHO WILL BEAR THE COST?

         We will distribute the proxy materials and solicit votes. The cost of soliciting proxies will be borne by us. These costs will include the expense of preparing, assembling, printing and mailing proxy solicitation materials for the meeting and reimbursements paid to brokerage firms and others for their reasonable out-of-pocket expenses for forwarding proxy solicitation materials to shareowners. If you choose to access the proxy materials and/or vote over the Internet, you are responsible for Internet access charges you may incur. If you choose to vote by telephone, you are responsible for the telephone charges you may incur. We have not retained a proxy solicitor in conjunction with the annual meeting. The Company may conduct further solicitation personally, telephonically or by electronic communication through its officers, directors and employees, none of whom will receive additional compensation for assisting with the solicitation.

WHERE CAN I FIND VOTING RESULTS OF THE ANNUAL MEETING?

         We intend to announce preliminary voting results at the annual meeting and publish final results in our quarterly report on Form 10-QSB for the second quarter of 2004.

WHAT IS THE DEADLINE FOR SUBMITTING PROPOSALS FOR NEXT YEAR'S ANNUAL MEETING OR TO NOMINATE INDIVIDUALS TO SERVE AS DIRECTORS?

         You may submit proposals, including director nominations, for consideration at future shareowner meetings.

         SHAREOWNER PROPOSALS: For a shareowner proposal to be considered for inclusion in LION's proxy statement for the annual meeting next year, the written proposal must be received by the Corporate Secretary of LION at our principal executive offices no later than January 31, 2005. Shareowner proposals also will need to comply with Securities and Exchange Commission regulations under Rule 14a-8 regarding the inclusion of shareowner proposals in company-sponsored proxy materials.

         NOMINATION OF DIRECTOR CANDIDATES: You may propose director candidates for consideration by the Board's Nominating Committee. Any such recommendations should include the nominee's name and qualifications for Board membership and should be directed to the Corporate Secretary of LION at the address of our principal executive offices set forth above within the time period described above under "Shareowner Proposals."

HOW MAY I COMMUNICATE WITH LION'S BOARD?

         You may send an email to LION's Board at directors@lioncorp.net. All directors have access to this email address.

                           INFORMATION ABOUT OUR BOARD

                ELECTION OF DIRECTORS (PROPOSAL 1 ON PROXY CARD)

         The persons named as LION proxy holders intend to vote for the election of the seven nominees listed on the following pages. If you do not wish your shares to be voted for particular nominees, please identify the exceptions in the designated space provided on the proxy card or, if you are voting by telephone or the Internet, follow the instructions provided when you vote. Assuming a quorum is present, the seven nominees receiving the highest number of affirmative votes of shares entitled to be voted for them will be elected as directors of the Company. Any shares not voted, whether by abstention, broker non-vote, or otherwise, have no impact on the vote. Shareowners are not entitled to cumulate votes in the election of directors.

         If at the time of the meeting one or more of the nominees have become unavailable to serve, shares represented by proxies will be voted for the remaining nominees and for any substitute nominee or nominees designated by the Nominating Committee or, if none, the size of the Board will be reduced. The Nominating Committee knows of no reason why any of the nominees will be unavailable or unable to serve.

         Directors elected at the annual meeting will hold office until the next annual meeting or until their successors have been elected and qualified. Each of the seven nominees for director is currently a director of the Company. The names of persons who are nominees for director, their ages as of the Record Date, and their positions and offices with the Company are set forth in the table below.

           NAME                       AGE      POSITION
           ----                       ---      --------

    EMPLOYEE DIRECTORS:
    Randall D. Miles                  47       Chairman, CEO
    David Stedman                     54       Director
                                               Co-President, Sales and Marketing
    Sam Ringer                        44       Director

    NON-EMPLOYEE DIRECTORS:
    John A. McMillan                  72       Director
    J.C. "Tuck" Marshall              58       Director
    Griffith J. Straw                 55       Director
    Jacob L. Smith                    64       Director

         Following is a discussion of the business background of each director and executive officer. Randall Miles, CEO, David Stedman, Co-President, and Sam Ringer, co-founder, are full-time employees of the Company. The other directors devote only such time as may be necessary to our business and affairs. There are no family relationships among any of the directors or executive officers of the Company.

         DIRECTORS

         RANDALL D. MILES has been a director of the Company since September 2002 and became Chairman and CEO in December 2003. Mr. Miles has over 20 years of experience in investment banking and financial services. He served as Managing Director of Investment Banking at D.A. Davidson & Co. from September 2001 to October 2003. During the period from June 1996 to September 2001, Mr. Miles was President and CEO of Advantage Funding Group, Inc, President of NAFCO Funding LLC, President of Quadrant Investment Bankers, Inc., and Managing Director of CBA Partners LLC and The Stone Pine Companies. Mr. Miles has served in a senior executive capacity at both large and mid-sized investment and merchant banks during the course of his career with particular focus on providing strategic and financial advisory counsel to public and private companies in many industry sectors that include software and technology. His transactional experience includes mergers and acquisitions, public and private capital raising as well as structured finance expertise. Mr. Miles graduated from the University of Washington in 1979 with a degree in finance and sits on the board of directors of privately held companies as well as non-profit charitable organizations.

         JOHN A. MCMILLAN has been a director of the Company since January 1999, and served as Chief Executive Officer from October 1999 through August 2002. Mr. McMillan is a Director of the Board of Directors for Nordstrom, Inc and will be retiring from the Nordstrom board effective as of their next annual meeting slated for May 25, 2004. Mr. McMillan has been associated with Nordstrom for 40 years and served as a member of the Office of Chief Executive Officer from 1971 to 1996. Mr. McMillan's business and civic affiliations include sitting on the Board of Directors for Vision Youth (Chairman), ZION Preparatory Academy Capitol Campaign (Chairman), Urban Enterprise Council, Bob Walsh Enterprises, Global Partnerships, and Seattle Pacific University.

         DAVID STEDMAN has been a director since August 2002 and served as Chief Executive Officer of the Company from August 2002 to December 2003, as President of LION since January 2001 to December 2003 and as Co-President since December 2003. Mr. Stedman joined LionInc.com, the former subsidiary of LION, in May 1999 as Vice President of Marketing & Sales. He served as its COO from January 2000 and as its President from October 2000 until its merger with the Company. Mr. Stedman has over 20 years of marketing experience that includes expertise in market analysis, systems development, strategic and market planning, identity creation, advertising and public relations. From 1989 to 1999 Mr. Stedman was a Vice President/Director of Marketing for Safeco Properties, a real estate development subsidiary of Safeco Insurance. Prior to Safeco Properties, Mr. Stedman held a number of positions with advertising agencies in the Northwest. Along with winning a variety of national and local advertising awards, Mr. Stedman has been a guest speaker for a design class at the University of Washington and has presented to a variety of business organizations. Mr. Stedman serves on the Board of Directors of a non-profit charitable organization.

         J.C. (TUCK) MARSHALL was appointed to the Board of Directors in July 1999. Mr. Marshall formerly served as President of the National Association of Mortgage Brokers (NAMB) and is currently the president of J.C. Marshall Financial Services Inc., a licensed brokerage of mortgages, real estate, and insurance in Tinley Park, Illinois. He is a former president of Margo Financial Services LLC, a national provider of wholesale residential mortgages and a division of Argo FSB. He is a former president of the Illinois Association of Mortgage Brokers Education Foundation and a member of the UG/UIG Advisory Board. He was formerly Advisory Association Member for Chase Mortgage. His past accomplishments also include president of the Illinois Association of Mortgage Brokers, NAMB Regional broker of the Year in 1995, NAMB Volunteer of the Year in 1996/1997, NAMB Legislative Chairman in 1998, and the receipt of the NAMB 2002 Distinguished Service Industry Award. As President of NAMB, Mr. Marshall developed contacts at all levels of congress and state governments through his lobbying efforts. He also developed strong working relationships with the leadership of the national and state mortgage broker associations along with the nation's leading mortgage industry companies. Mr. Marshall served as interim President of LionInc.com from March 2000 to October 2000.

         SAM RINGER has been a director of the Company since 1989. From March 2000 to January 2001, he served as Chief Technology Officer of LionInc.com. He served as Chief Executive Officer of

LionInc.com from February 1999 to March 2000, and as its President from 1997 to March 2000, and during the period from 1991 through 1995. Mr. Ringer is a co-founder of LION. He received his training as a computer engineer and programmer in Spokane, WA at Spokane Falls Community College and Gonzaga University. Prior to his tenure with the Company, Mr. Ringer served for two years as a mortgage broker at MorNet Mortgage, a Seattle mortgage brokerage firm.

         JACOB SMITH has been a director of the Company since June 1998. Mr. Smith has practiced business and civil law in Lynden, Washington with an emphasis on real estate, estate planning, and municipal law. He is the senior partner in the Lynden law firm of Smith Kosanke and Wright which he founded in 1972. Mr. Smith received a B.S. degree in Chemical Engineering from the University of Washington in 1962. He received a J.D. law degree from Willamette University Law School in Salem, Oregon in 1965. Mr. Smith is past president of the Whatcom County Bar Association.

         GRIFFITH J. STRAW has been a director of the Company since September 2002. Since May 2002, Mr. Straw has served as Regional Sales Director of United Guaranty Residential Insurance Company. Mr. Straw has more than 20 years experience in the mortgage banking industry. His previous positions include Director of Business Development at Freddie Mac in McLean, Virginia from October 1994 to March 2002. He served as Senior Vice President, Director of Marketing at Frontline Mortgage from May 1993 to October 1994 and Senior Vice President at National Pacific Mortgage from 1987 to 1992. Mr. Straw received his designation as a CMB (Certified Mortgage Banker) from the Mortgage Bankers Association of America ("MBA") in 2000. He is also a Faculty Fellow for the MBA's School of Mortgage Banking and was designated as a member of the Master Faculty in 2001. In November 1998, Mortgage Technology magazine named Mr. Straw as one of the year's top seven mortgage "technologists" in recognition of his role in creating online business opportunities for Freddie Mac.

         OFFICERS

         RANDALL MILES has served as the Chief Executive Officer of the Company since December 2003. See additional comments above for Mr. Miles under the heading "Directors."

         DAVID STEDMAN has served as Co-President of LION with responsibility for sales and marketing since December 2003. Mr. Stedman was also Chief Executive Officer of the Company from August 2002 to December 2003 and President from January 2001 to December 2003. See additional comments above for Mr. Stedman under the heading "Directors."

         TIM NEWBERRY has served as Co-President of LION with responsibility for operations and product development since December 2003. Mr. Newberry has been developing and managing electronic technology for over 20 years and came to LION following 10 years at Ignition Mortgage Technology Solutions, Inc. where he held senior executive positions with oversight of sales, marketing, software development and risk management. Prior to employment with Ignition and its predecessor, Tuttle & Co., Mr. Newberry managed development of healthcare software systems as a Vice President for DeRoyal Industries. Mr. Newberry is an active member of the Mortgage Bankers Association of America and has served as a member of its Technology Committee. Mr. Newberry is a frequent speaker at mortgage industry conferences on the topics of mortgage technology, risk-based pricing, point-of-sale applications, and secondary marketing.

         STEVE THOMSON, CFO of LION as of January 2001, joined LionInc.com in March 1998 as its Controller. From 1995 to 1998, Mr. Thomson worked as a consultant with a number of high tech and Internet related companies including Sierra Online, Inc. and N2H2, Inc. From 1988 to 1995, Mr. Thomson served as Controller and Division Manager with Vanier, a $130 million subsidiary of American

Business Products. From 1979 to 1986, Mr. Thomson was in public accounting with Price Waterhouse. Mr. Thomson received a B.A. degree in Business Administration from the University of Washington in 1976 and has been a CPA since 1981.

         INFORMATION REGARDING THE BOARD AND ITS COMMITTEES

         The Board of Directors represents the interests of our shareowners as a whole and is responsible for directing the management of the business and affairs of LION, as provided by Washington law. Our board of directors is composed of seven members. Each director currently serves until the next annual meeting of shareowners or until his successor is duly elected and qualified. Our bylaws provide that the authorized number of directors will be between three and nine, with the exact number to be determined by a majority of our board of directors or shareowners.

         The Board of Directors held six meetings during 2003. Five of the directors attended all meetings, and Mr. McMillan and Mr. Smith attended less than 75% of the meetings. There were five Audit Committee meetings during 2003 of which Mr. Smith attended less than 75% of those meetings. There were three Compensation Committee meetings in 2003 which were attended by all committee members. The Nominating Committee was formed in 2004 and did not meet during 2003. Directors are encouraged to attend the annual meetings of LION shareowners. All current directors attended the last annual meeting of shareowners. Below is a table that provides membership and meeting information for each of the Board committees:


            NAME                  AUDIT         COMPENSATION         NOMINATING
Mr. Miles                           o                                    o
Mr. McMillan                                                             o
Mr. Smith                           o                o
Mr. Straw                                            o
Total Meetings in 2003              5                3                   0

      COMMITTEES OF THE BOARD OF DIRECTORS

         The standing committees of the Board of Directors of the Company are the Audit Committee, Compensation Committee and Nominating Committee. Our board of directors may establish other committees to facilitate the management of our business. Below is a description of each committee of the Board of Directors.

         AUDIT COMMITTEE. The Audit Committee assists our Board of Directors in its oversight of the quality and integrity of our accounting, auditing, and reporting practices. The Audit Committee's role includes discussing with management the Company's processes to manage business and financial risk, and for compliance with applicable legal and regulatory requirements. The Audit Committee is responsible for the appointment, replacement, compensation, and oversight of the independent auditor engaged to prepare or issue audit reports on our financial statements. The Audit Committee relies on the expertise and knowledge of management, any internal auditors, and the independent auditor in carrying out its oversight responsibilities. The specific responsibilities in carrying out the Audit Committee's oversight role are set forth in the LION Audit Committee Charter. The Audit Committee Charter is reviewed annually and as may be required due to changes in industry accounting practices or the promulgation of new rules or guidance documents.

         The Audit Committee consists of Messrs. Miles, Marshall and Smith. Two of the three current members of the Audit Committee, Messrs. Marshall and Smith, are "independent" as defined by Rule 4200(a)(15) of the NASD's listing standards. In connection with his assumption of the role of Chief Executive Officer of LION in December 2003, Mr. Miles has made or will make certain certifications required under the Sarbanes-Oxley Act of 2002 and the related rules adopted by the SEC with respect to (i) our financial statements and other financial information included in periodic reports filed with the SEC, (ii) our disclosure controls and procedures regarding the disclosure to the certifying officers of material information relating to the Company, and (iii) our internal controls and whether there are any deficiencies in the design or operation of such internal controls. Although not independent, Mr. Miles has remained on the Audit Committee and meets with and makes reports to the Audit Committee with respect to the items which are the subject matter of his certifications and other matters. Because LION is not listed on a national securities exchange, neither SEC regulations nor listing standards require each member of the audit committee to be independent. Accordingly, we cannot assure you that the Board will have the necessary authority and practices in place to review and evaluate LION's business operations and to make decisions that are independent of our management.

         We do not have an "audit committee financial expert" serving on our Audit Committee, as that term is defined by SEC rules, which is basically limited to those who have prepared, audited, or directly supervised the audit of comparable public company financial statements. Our Board has not determined that any of the current members of the Committee is an audit committee financial expert; however, it has determined that each Audit Committee member has sufficient knowledge in financial and auditing matters to effectively serve and carry out the duties and responsibilities of the Committee. Furthermore, the Committee has authority to engage legal counsel or other experts or consultants as it deems appropriate to carry out its responsibilities. Nevertheless, the Board believes it may be possible to recruit a person who meets the qualifications and is actively searching for a person to serve on the Board who would qualify as an audit committee financial expert.

         COMPENSATION COMMITTEE. The Compensation Committee reviews retirement and benefit plans and salaries and incentive compensation to be provided to our executive personnel, employees, and consultants, and recommends appropriate compensation and benefit levels. The Compensation Committee also administers our current stock option plan, including the approval of grants and options under the plan to our employees, consultants and directors and, in general, oversees general policy matters relating to our various compensation plans, including payroll, option, stock, medical and bonus plans.

         NOMINATING COMMITTEE. The Nominating Committee is responsible for identifying and recommending to the Board of Directors qualified nominees to become board members and considers shareholder recommendations for nominees to fill Board positions if such recommendations are received. The Nominating Committee also recommends to the Board of Directors regarding the size and composition of the Board as well as carrying out the duties set forth in the LION Nominating Committee Charter. Neither member of the Nominating Committee is considered independent as defined by Rule 4200(a)(15) of the NASD's listing standards.

         The Nominating Committee believes that candidates for director should have certain minimum qualifications, including being able to read and understand basic financial statements, being over 25 years of age, having business experience at a policy-making level, and having high moral character. They should be committed to enhancing shareowner value and should have sufficient time to carry out their duties. Their service on other boards of public companies should be limited to a number that permits them to perform responsibly all director duties. The Committee retains the right to modify these minimum qualifications from time to time.

         The Committee's process for identifying and evaluating nominees is as follows: In the case of incumbent directors whose terms of office are set to expire, the Nominating Committee reviews the directors' overall service to the Company during their term, including the number of meetings attended, level of participation, quality of performance, and any transactions of such directors with the Company during their term. In the case of new director candidates, the Committee first determines whether the nominee must or should be independent, which determination is based upon the Company's charter and bylaws, applicable securities laws, the rules and regulations of the SEC, applicable rules of the National Association of Securities Dealers, and the advice of counsel, if necessary. The Committee uses its network of contacts to compile a list of potential candidates, which may include candidates that come to the attention of the Nominating Committee through shareowners, search firms or other persons. The Committee then meets to discuss and consider such candidates' qualifications and then chooses a candidate by majority vote. There are no nominees for election to our Board this year other than directors standing for re-election.

         SHAREOWNER NOMINEES. The Nominating Committee will consider director candidates recommended by shareowners provided the procedures set forth below are followed by shareowners in submitting recommendations. The Committee does not intend to alter in the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether the candidate was recommended by a shareowner or not. Any such recommendations by shareowners should include the nominee's name and qualifications for board membership and (together with any materials provided in connection with the nomination of a director candidate) should be addressed to: Corporate Secretary, LION, Inc., 4700-42nd Ave. SW, Suite 430, Seattle, WA, 98116. In addition, to be timely, the recommendation must be received by the Corporate Secretary within the time period prescribed for "Shareowner Proposals," which for the annual meeting next year is January 31, 2005.

         CODE OF ETHICS. We have adopted a Code of Ethics that applies to our executive officers, including financial officers and other finance organization employees. The Code of Ethics is available on our Investor Relations website at www.lioncorp.net. Our Board did not grant any waivers of any ethics policies in 2003 to our directors or executive officers. The charters of the Audit Committee and Nominating Committee are also available on our Investor Relations website.

         COMMUNICATIONS WITH THE BOARD

         Individuals may communicate with the Board by submitting an email to LION's Board at directors@lioncorp.net. All directors have access to this email address.

         COMPENSATION OF DIRECTORS

         Beginning in 2004, non-employee directors receive $1,000 cash compensation for each face-to-face board meeting and no compensation for committee meetings. Prior to 2004, no cash compensation was provided to directors serving on the board. Non-employee directors are reimbursed for reasonable travel and other out-of-pocket expenses incurred in connection with attendance at meetings of the board of directors and committees of the board of directors. Employee directors are eligible to receive option grants and direct stock issuances under our 1998 Stock Option Plan. Non-employee directors receive as an initial retainer options to purchase 50,000 shares of common stock, exercisable at not less than the fair market value of the Company's common stock on the day of grant. Thereafter, non-employee directors receive automatic option grants each year to purchase 50,000 shares of common stock upon their reelection at the annual meeting of shareholders. Effective in 2004, non-employee chairs of the audit and compensation committees will receive an automatic option grant each year to purchase an additional 25,000 shares of common stock. During 2003, Mr. Miles and an affiliated company were paid a total of $280,000 in fees in connection with the Company's purchase of assets of Ignition Mortgage Technology Solutions, Inc. See "Certain Relationships and Related Transactions."

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

            The following table sets forth certain information that has been provided to the Company regarding the beneficial ownership as of December 31, 2003 of the Company's common stock by (a) each person who is known by the Company to be a beneficial owner of more than five percent of the outstanding common stock of the Company, (b) each director of the Company, (c) each of the executive officers named in the Summary Compensation Table on this proxy statement, and (d) all directors and executive officers of the Company as a group.


                                                 SHARES (2)       PERCENT (3)
NAME AND ADDRESS (1)                           BENEFICIALLY        OF VOTING
OF BENEFICIAL OWNER                                OWNED           OF SHARES
-------------------                                -----           ---------

DIRECTORS AND EXECUTIVE OFFICERS:

John A. McMillan                                2,645,966  (4)       7.74%
J.C. (Tuck) Marshall                              680,000  (5)       2.01%
Jacob L. Smith                                    170,000  (6)         *
Sam Ringer                                      1,708,920  (7)       5.10%
David Stedman                                   1,241,375  (8)       3.64%
Steve Thomson                                   1,398,375  (9)       4.12%
Randall D. Miles                                   68,450 (10)         *
Griffith J. Straw                                  68,450 (11)         *

All directors and executive officers as a       8,015,136           22.02%
group (9 persons)


* Less than one percent.

(1) Except as noted below, the business address of the directors and executive officers is 4700-42nd Avenue SW, Suite 430, Seattle, WA 98116.

(2) Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options held by that person that are exercisable within 60 days of December 31, 2003 are deemed outstanding. These shares, however, are not deemed outstanding for purposes of computing the ownership of any other person. To our knowledge, except as indicated in the footnotes to this table and pursuant to applicable community property laws, the shareowners named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

(3) Percentage of beneficial ownership is based upon 33,319,094 voting shares outstanding as of December 31, 2003, consisting of 31,819,094 shares of common stock and 1,500,000 shares of Series A Convertible Preferred Stock. The Series A Convertible Preferred Stock was subsequently converted into 1,541,550 shares of common stock on March 25, 2004.

(4) Includes 30,000 shares vested stock options and 833,333 shares underlying unexercised warrants.

(5) Includes 480,000 vested stock options.

(6) Includes 15,000 vested stock options.

(7) Includes 166,667 shares underlying unexercised warrants.

(8) Includes 773,884 vested stock options.

(9) Includes 651,875 vested stock options.

(10) Includes 68,450 vested stock options.

(11) Includes 68,450 vested stock options.

         EXECUTIVE COMPENSATION

         The following summary compensation table indicates the cash and non-cash compensation earned during the fiscal years ended December 31, 2003, 2002 and 2001 by our Chief Executive Officer and the other most highly compensated executive officers serving during the year ended December 31, 2003.

                           SUMMARY COMPENSATION TABLE*
                           ---------------------------

                                            Annual Compensation           Long-Term Compensation
                                   ---------------------------------    ----------------------------
                                                                                         Securities
                                                                        ------------     Underlying
                                                                           Stock          Options/
NAME AND PRINCIPAL POSITION          Year      Salary        Other         Awards         Warrants
---------------------------        --------  ----------    ---------    ------------    ------------
Randall Miles, CEO (1)               2003    $  12,179            -            -         1,000,000
                                     2002            -            -            -            68,450

David Stedman,                       2003    $ 120,000   $   10,200(2)         -           300,000
  President/CEO (1)                  2002    $ 106,100   $   19,800(2)         -                 -
                                     2001    $ 119,900            -            -           500,000

Steve Thomson, CFO                   2003    $ 104,000   $    9,400(3)         -                 -
                                     2002    $  92,600   $   18,600(3)         -                 -
                                     2001    $  76,100   $   36,500(3)         -           400,000

----------------------
(*) Columns in the Summary Compensation Table that were not relevant to the compensation paid to the Named Executive Officers were omitted.

(1) Mr. Stedman served as CEO from August 2002 to December 8, 2003, and Mr. Miles has served as CEO since December 8, 2003.

(2) During 2003, 143,000 shares of common stock were issued in lieu of cash compensation at fair market value with prices ranging from $.055 to $.128 per share. During 2002, 276,500 shares of common stock were issued in lieu of cash compensation at fair market value with prices ranging from $.06 to $.08 per share.

(3) During 2003, 133,000 shares of common stock were issued in lieu of cash compensation at fair market value with prices ranging from $.055 to $.128 per share. During 2002, 248,500 shares of common stock were issued in lieu of cash compensation at fair market value with prices ranging from $.06 to $.08 per share. During 2001, 320,000 shares of common stock were issued in lieu of cash compensation at fair market value with prices ranging from $.10 to $.15 per share.

         OPTION GRANTS LAST FISCAL YEAR

         The following table sets forth information regarding options granted to our executive officers during 2003.

                                         NUMBER OF           PERCENT OF TOTAL
                                         SECURITIES            STOCK OPTIONS         EXERCISE OR
                                      UNDERLYING STOCK     GRANTED TO EMPLOYEES      BASE PRICE       EXPIRATION
      NAME AND PRINCIPAL POSITION     OPTIONS GRANTED         IN FISCAL YEAR           ($/Sh)            DATE
      ---------------------------   -------------------    ---------------------   ---------------   ------------
Randall Miles, CEO(1)                        500,000                13.75%              $0.18          12/08/13
                                             500,000                13.75%              $0.18          12/08/13

David Stedman, President/CEO                 300,000                  8.3%              $0.19           7/14/13

(1) 500,000 options vest at 6 1/4% each quarter over four years, and 500,000 vest as follows; 1/3 each when the 20 day trading average equals $.35, $.70, and $1.00 per share.

         During the year ended December 31, 2003, we granted employees 3,635,000 options to purchase shares of our common stock. The options have a ten-year term, but are subject to earlier forfeiture or cancellation in connection with termination of employment or upon the optionee's death or disability. 400,000 options vest based on the completion of specific projects. 1,000,000 options vest as noted in the above table. The remaining options vest at 6 1/4 % each quarter over sixteen quarters.

         AGGREGATED OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUE TABLE

         The following table provides information with respect to stock options exercised by our named executive officers during the fiscal year ended December 31, 2003 and unexercised options held as of December 31, 2003. No stock appreciation rights were exercised during 2003 or were outstanding at December 31, 2003.

                                                                                          Value of Unexercised
                             Shares                Number of Securities Underlying            In-the-Money
                            Acquired                 Unexercised Options/Warrants           Options/Warrants
                               on        Value          at Fiscal Year-End (#)           at Fiscal Year-End ($)
                            Exercise    Realized   --------------------------------    ---------------------------
           NAME               (#)         ($)      EXERCISABLE        UNEXERCISABLE    EXERCISABLE   UNEXERCISABLE
           ----               ----        ---      -----------        -------------    -----------   -------------

Randall Miles, CEO
      Options                    -            -       68,450            1,000,000       $ 12,471        $ 70,000

David Stedman,
  President/CEO
      Options               47,991      $ 9,598      736,384              265,625       $ 24,850        $ 15,750

Steve Thomson, CFO
      Options               45,000      $ 9,000      651,875                3,125       $ 17,750               -


         EMPLOYMENT AGREEMENTS, TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

         In December 2003, the Company entered into a three year employment agreement with Randall D. Miles, its CEO. The employment agreement provides for an initial annual salary of $200,000 and may include a bonus. In the event employment is terminated by the Company without cause, Mr. Miles will be entitled to a severance payment of 50% of his annual compensation. Mr. Miles is also entitled to receive, at the Company's expense, continuation of medical, dental and disability benefits for 6 months following termination without cause.

         In December 2003, the Company entered into a three year employment agreement with Timothy F. Newberry, its Co-President of Operations. The employment agreement provides for an initial annual salary of $200,000 and may include a bonus. In the event employment is terminated by the Company without cause, Mr. Newberry will be entitled to a severance payment of 50% of his annual compensation. Mr. Newberry is also entitled to receive, at the Company's expense, continuation of medical, dental and disability benefits for 6 months following termination without cause.

         In October 2001, the Company entered into employment agreements with Dave Stedman, its President, and Steve Thomson, its CFO. The employment agreements for Mr. Stedman and Mr. Thomson provided for initial annual salaries of $125,000 and $110,000, respectively. Each agreement has a term of three years and provides that the compensation will include a base and may include a bonus. In the event that employment is terminated by the Company without cause, they will be entitled to a severance payment of 50% of their annual compensation. They are also entitled to receive, at the Company's expense, continuation of medical, dental and disability benefits for 6 months following termination without cause. Each agreement provides that they may elect to receive up to 20% of their salary in the form of restricted stock grants, valued using the 20 day trailing average closing price on the date of grant.

         EQUITY COMPENSATION PLAN INFORMATION.

         The following table gives information about equity awards under the Company's 1998 Plan and the individual equity arrangements as of December 31, 2003.

                                                     (a)                       (b)                     (c)
                                                                                                    Number of
                                                                                                    securities
                                                                                                  available for
                                                  Number of                                      future issuance
                                              securities to be                                     under equity
                                                 issued upon           Weighted-average         compensation plans
                                                 exercise of          exercise price of             [excluding
                                                 outstanding             outstanding                securities
                                              options, warrants       options, warrants        reflected in column
              Plan category                       and rights              and rights                   (a)]
------------------------------------------   ---------------------   ---------------------    ---------------------
Equity compensation plans approved by
security holders (1)                                7,928,409                 $.36                  1,551,308

Equity compensation plans not approved
by security holders (2)                                298,742                $.16                          -
                                             ---------------------    ---------------------    ---------------------

Total                                               8,227,151                 $.35                  1,551,308
                                             =====================    =====================    =====================

(1) The Company maintains the 1998 Stock Option Plan pursuant to which it may grant options to eligible persons.

(2) The numbers set forth in the table include potential awards of common stock pursuant to salary conversion rights given to senior management in their employment agreements which were not required to be submitted to our shareowners for approval. The shares are valued using the 20 day trailing average closing price on the date of grant. The aggregate number of shares available for issuance is estimated based upon the average high and low bid price for LION's common stock for each quarter during 2003, as published by the OTC Bulletin Board.

         CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Randall Miles has served as a director of the Company since October 2002. Effective December 8, 2003, Mr. Miles became Chairman and CEO of the Company. In October 2003, Mr. Miles was paid a non-refundable cash retainer in the amount of $30,000 to provide financial advisory services related to the potential purchase of assets of Ignition Mortgage Technology Solutions, Inc. The agreement provided for a success fee in the amount of $250,000 if the transaction was consummated. On December 8, 2003, the Company acquired the assets of Ignition Mortgage Technology Solutions, Inc., and the success fee of $250,000 was paid to SCM Capital Group LLC, an entity owned by Mr. Miles.

         Tim Newberry has served as Co-President in charge of operations since December 8, 2003. In June 2003, the Company hired Mr. Newberry as a consultant to help develop product plans for LION's core business. Fees for consulting services rendered by Mr. Newberry during 2003 totaled $64,000.

         SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that our directors and executive officers, and persons who own more than ten percent of the our common stock, file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Officers, directors and greater-than-ten percent shareholders are required by the SEC regulation to furnish us with copies of all Section 16(a) forms they file. Specific due dates have been established by the SEC, and we are required to disclose in this report any failure to file by those dates.

         We believe that there has been compliance with all Section 16(a) filing requirements applicable to our officers, directors and ten-percent beneficial owners.

         FEES PAID TO GRANT THORNTON LLP (AUDIT AND NON-AUDIT FEES)

         The following table presents fees for professional audit services rendered by Grant Thornton LLP for the audit of our annual financial statements for the years ended December 31, 2003 and 2002, and the reviews of the financial statements included in each of our quarterly reports on Form 10-QSB during the fiscal year ended December 31, 2003 and 2002, and fees billed for other services rendered by Grant Thornton LLP during those periods. Certain amounts for 2002 have been reclassified to conform to the 2003 presentation.

                Fee Category                    2003                2002
------------------------------------      ---------------     ----------------

 Audit Fees                               $      54,390       $      48,917
 Audit Related Fees
                                                      -                   -
 Tax Fees                                        26,181              13,634
 All Other Fees                                  94,500                 855
                                          ---------------     ----------------

                                          $     175,071       $      63,406
                                          ===============     ================

         AUDIT FEES. Consist of fees billed for professional services rendered for the audit of LION's financial statements and review of the interim financial statements included in quarterly reports and services that are normally provided by Grant Thornton LLP in connection with statutory and regulatory filings or engagements.

         AUDIT RELATED FEES. Consist of assurance and related services that are reasonably related to the performance of the audit or review of LION's financial statements. This category includes fees related to the performance of audits and attest services not required by statute or regulations, audits of the Company's stock option plans, additional revenue compliance procedures related to performance of the review or audit of our financial statements, and accounting consultations regarding the application of GAAP to proposed transactions.

         TAX FEES. Consist of the aggregate fees billed for professional services rendered by Grant Thornton LLP for tax compliance, tax advice, and tax planning. These services include preparation of federal and state income tax returns. Included in tax fees are $5,000 of accrued acquisition costs that were billed by Grant Thornton in 2004.

         ALL OTHER FEES. Consists of fees related to the acquisition of assets of Ignition Mortgage Technology Solutions, Inc. and review of our Form S-8 registration statement in 2003. Included in other fees in 2003 are $72,500 of accrued acquisition costs that were billed by Grant Thornton in 2004. Fees in 2002 represent fees for services other than services reported above. All other fees may also include fees for services which would not impair the independence of the auditor which support our evaluation of the effectiveness of our internal controls and enhance the auditor's understanding of our system and controls not included in Audit Related Fees.

         All of the Grant Thornton LLP fees in each of the categories enumerated above were approved in advance by the Audit Committee. The Audit Committee's policy is to pre-approve all audit and permissible non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent auditors and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee pre-approves particular services on a case-by-case basis.

                 OTHER MATTERS TO COME BEFORE THE ANNUAL MEETING

         In addition, there will be an address by the CEO and a general discussion period during which shareowners will have an opportunity to ask questions about the business. If you are granted a proxy, the persons named as proxy holders, Randall Miles and David Stedman, will have the discretion to vote your shares on any additional matters not described herein that properly come before the meeting, or any adjournment or postponement of the meeting. This discretionary authority is limited by SEC rules to certain specified matters, such as matters incident to the conduct of the meeting and voting for alternative candidates if any of our nominees is not available to serve as a director. If for any unforeseen reason any of our nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board. At the time this document went to press, LION knew of no other matters that might be presented for shareowner action at the LION 2004 Annual Meeting of Shareowners.

         The following report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this report by reference therein.

REPORT OF THE AUDIT COMMITTEE

         The primary purpose of the Audit Committee is to oversee the financial reporting process for the Company on behalf of the Board of Directors. The Committee's function is more fully described in its charter, which the Board has adopted and which is publicly available. The Audit Committee Charter is reviewed annually and as may be required due to changes in industry accounting practices or the promulgation of new rules or guidance documents.

         In fulfilling its oversight responsibilities, the Audit Committee reviews the Company's internal accounting procedures, consults with and reviews the services provided by the Company's independent auditors and makes recommendations to the Board of Directors regarding the selection of independent auditors. Management is responsible for the financial statements and the reporting process, including the system of internal controls. The independent auditors are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles.

         The Committee has reviewed and discussed the audited financial statements of the Company for the fiscal year ended December 31, 2003 with the Company's management. The Committee has discussed with Grant Thornton LLP, the Company's independent accountants, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as modified or supplemented.

         The Committee has also received the written disclosures and the letter from Grant Thornton LLP required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees) and the Committee has discussed the independence of Grant Thornton LLP with that firm.

        Based on the Committee's review and discussions noted above, the Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003, for filing with the Securities and Exchange Commission.

                                                  Submitted by:

                                                  Randall D. Miles
                                                  J.C. ("Tuck") Marshall
                                                  Jacob L. Smith


OTHER INFORMATION

         Copies of the Company's Annual Report on Form 10-KSB filed with the Securities and Exchange Commission for the year ended December 31, 2003 will be provided to shareowners without charge upon request. Shareowners should direct any request to LION, Inc., 4700 - 42nd Ave. SW, Suite 430, Seattle, WA 98116,
Attn: Steve Thomson, Secretary. LION will also furnish any exhibit to the 2003 Form 10-KSB specifically requested.

                                     By Order of the Board of Directors



                                     Steve Thomson
                                     Secretary

Seattle, Washington

                        ANNUAL MEETING OF SHAREOWNERS OF

                                   LION, INC.

                                  JUNE 30, 2004

















--------------------------------------------------------------------------------




                                   LION, INC.
                                      PROXY

                  ANNUAL MEETING OF SHAREHOWNERS, JUNE 30, 2004
    THIS PROXY IS SOLICITED ON BEHALF OF THE CORPORATION'S BOARD OF DIRECTORS

The undersigned hereby appoints Randall D. Miles and David Stedman, and each of them jointly and severally, Proxies, with full power of substitution, to vote, as designated on the reverse side, all common shares of LION, Inc. held of record by the undersigned on May 5, 2004, at the Annual Meeting of Shareowners to be held on June 30, 2004, or any adjournment thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES TO SERVE AS DIRECTORS AND "FOR" APPROVAL OF PROPOSAL 2. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED ON THE REVERSE SIDE. IF NO DIRECTION IS GIVEN IN THE SPACE PROVIDED ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES SPECIFIED ON THE REVERSE SIDE AND "FOR" THE APPROVAL OF PROPOSAL 2.

HAS YOUR ADDRESS CHANGED?                        DO YOU HAVE ANY COMMENTS?

---------------------------------------    -------------------------------------

---------------------------------------    -------------------------------------

---------------------------------------    -------------------------------------

SEE REVERSE              (CONTINUED AND TO BE DATED AND            SEE REVERSE
   SIDE.                   SIGNED ON THE REVERSE SIDE.)               SIDE.

LION, INC.

C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8662
EDISON, N.J. 08818-8662

 YOUR VOTE IS IMPORTANT. CASTING YOUR VOTE IN ONE OF THE THREE WAYS DESCRIBED
         ON THIS INSTRUCTION CARD VOTES ALL COMMON SHARES OF LION, INC.
                         THAT YOU ARE ENTITLED TO VOTE.

         PLEASE CONSIDER THE ISSUES DISCUSSED IN THE PROXY STATEMENT AND
                               CAST YOUR VOTE BY:

                      ------------------------------------

                      ------------------------------------

                 YOUR VOTE IS IMPORTANT. PLEASE VOTE IMMEDIATELY

VOTE-BY-INTERNET                    OR           VOTE-BY-TELEPHONE

Log on to the Internet and go to                 Call toll-free
http://www.eproxyvote.com/linn                   1-877-PRX-VOTE (1-877-779-8683)


    YOU CAN VOTE BY PHONE OR VIA THE INTERNET ANYTIME PRIOR TO JUNE 29, 2004 AT 11:59 P.M. (EDT) IF YOU DO SO, YOU DO NOT NEED TO MAIL YOUR PROXY CARD.

--- -------------------
X   Please mark votes
    as in this example
--- -------------------

This Proxy, when properly executed, will be voted in the manner directed. If no direction is made, this Proxy will be voted FOR all of the Director nominees listed below and FOR approval of Proposal 2.

--------------------------------------------------------------------------------
The Board of Directors recommends a vote FOR the Director nominees listed below and FOR approval of Proposal 2.
--------------------------------------------------------------------------------


1. Election of Directors - term to expire at next Annual Meeting.

Nominees:    01 - John A. McMillan;      02 - J.C. "Tuck" Marshall;    03 - Sam Ringer;
             04 - Jacob L. Smith;        05 - David Stedman;           06 - Randall D. Miles;
             07 - Griffith J. Straw

[ ]  FOR ALL NOMINEES                [ ]  WITHHELD FROM ALL NOMINEES


--------------------------------------------
[ ] For all nominees, except as written above.


2. To transact such other business as may properly come before the meeting or any adjournment or postponement of the meeting.

[ ] FOR     [ ] AGAINST    [ ] ABSTAIN


Change of Address and/or Comments Mark Here    [ ]

The signer hereby revokes all Proxies previously given by the signer to vote at the meeting or any adjournments.

Please mark, sign, date and return this Proxy promptly using the enclosed envelope.

Please sign exactly as the name appears on this card. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by general partner.







-------------------------------------    -----------------    ----------------------------------     ----------------
Signature                                Date                 Signature                              Date